THIRD QUARTER 2024 INVESTOR PRESENTATION

2 F O R W A R D - L O O K I N G S T A T E M E N T This information contains or incorporates certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that relate to our financial condition, market conditions, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality and nonaccrual and nonperforming loans. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “ believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumption that are difficult to predict and often are beyond the Company’s control. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward- looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward- looking statements including, but not limited to the effects of: market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s loan and securities portfolios; inflation, market and monetary fluctuations; changes in trade, monetary and fiscal policies and laws of the U.S. government, including policies of the Federal Reserve, FDIC and Treasury Department; changes in accounting policies, practices, or guidance, for example, our adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; cyber-security threats, attacks or events; rapid technological developments and changes; our ability to resolve our nonperforming assets and our ability to secure collateral on loans that have entered nonaccrual status due to loan maturities and failure to pay in full; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly commercial real estate, and the potential impacts of changes in market conditions on the value of real estate collateral; increased delinquency and foreclosure rates on commercial real estate loans; an insufficient allowance for credit losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts, war and other military conflicts (such as the war between Israel and Hamas and the ongoing war between Russia and Ukraine) or public health events (such as the COVID-19 pandemic), and of any governmental and societal responses thereto; these potential adverse effects may include, without limitation, adverse effects on the ability of the Company's borrowers to satisfy their obligations to the Company, on the value of collateral securing loans, on the demand for the Company's loans or its other products and services, on incidents of cyberattack and fraud, on the Company’s liquidity or capital positions, on risks posed by reliance on third-party service providers, on other aspects of the Company's business operations and on financial markets and economic growth; a change in spreads on interest-earning assets and interest- bearing liabilities; regulatory supervision and oversight, including our relationship with regulators and any actions that may be initiated by our regulators; legislation affecting the financial services industry as a whole, and the Company and the Bank, in particular; the outcome of pending and future litigation and/or governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating acquired operations will be more difficult, disruptive or more costly than anticipated; the soundness of other financial institutions and any indirect exposure related to recent large bank failures and their impact on the broader market through other customers, suppliers and partners or that the conditions which resulted in the liquidity concerns with those failed banks may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships with; material increases in costs and expenses; reliance on significant customer relationships; general economic or business conditions, including unemployment levels, supply chain disruptions and slowdowns in economic growth; significant weakening of the local economies in which we operate; changes in customer behaviors, including consumer spending, borrowing and saving habits; changes in deposit flows and loan demand; our failure to attract or retain key employees; expansions or consolidations in the Company’s branch network, including that the anticipated benefits of the Company’s branch network optimization project are not fully realized in a timely manner or at all; deterioration of the housing market and reduced demand for mortgages; and re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are prepared. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made.

SECTION TITLE SLIDES 1 Overview 4-12 2 Financial Highlights 13-24 3 Asset Quality 25-31 4 Deposit Mix 32-34 5 Commercial Loans 35-44 6 Non-GAAP Reconciliation 45-50 3

OVERVIEW S E C T I O N 0 1

5 As of September 30, 2024 FOCUSED ON THE FUTURE 65 CORPORATE CENTERS BRANCHES ◦ Strong Deposit Growth in Q3 2024, 20.9%, annualized ◦ Strong and Improving Available Liquidity Position in Q3 2024, 207.8% available liquidity to uninsured deposits ◦ Diversified and granular deposit base, approximately 78.5% Retail Customers ◦ Approximately 82.7% of Deposits, including Collateralized Muni deposits are FDIC Insured ◦ Branch network expansion in strategic growth markets (Charlottesville and Raleigh) with Commercial and Retail Teams CORPORATE HIGHLIGHTS Carter Bank & Trust charter established in 2006 with the merger of ten banks Carter Bankshares, Inc. holding company established in Q4 2020 with the assets of Carter Bank & Trust Bank established denovo in 1974 as First National Bank of Rocky Mount, VA 1974 2006 2020 CORPORATE OFFICES IN VIRGINIA03 MARTINSVILLE, VIRGINIA LOANS $3.6B $4.6B ASSETS $4.1B DEPOSITS A Well-Capitalized Franchise with Momentum

6 L E A D E R S H I P T E A M Litz Van Dyke Chief Executive Officer 38 years in Industry 8 years at the Bank Bradford Langs President Chief Strategy Officer 37 years in Industry 7+ years at the Bank Wendy Bell Senior Executive Vice President Chief Financial Officer 39 years in Industry 7+ years at the Bank Loran Adams Tami Buttrey EVP Chief Retail Banking Officer 41 years in Industry 5+ years at the Bank Paul Carney EVP Chief Human Resources Officer 13 years in Industry 5+ years at the Bank Jane Ann Davis EVP Chief Administration Officer 40 years in Industry 40 years at the Bank Tony Kallsen SEVP Chief Credit Officer 33 years in Industry 6+ years at the Bank Phyllis Karavatakis SEVP Special Projects Executive 46 years in Industry 46 years at the Bank Richard Owen EVP Mortgage Banking & Corporate Sales Director 32 years in Industry 6+ years at the Bank Chrystal Parnell EVP Chief Marketing & Communications Officer 17 years in Industry 2+ years at the Bank Matt Speare SEVP Chief Operations Officer 22 years in Industry 7+ years at the Bank Rich Spiker SEVP Chief Lending Officer 35 years in Industry 6+ years at the Bank EVP Director of Regulatory Risk Management 40 years in Industry 8 years at the Bank

Branches in Metropolitan Statistical Areas 7 R E G I O N A L F O O T P R I N T V I R G I N I A N O R T H C A R O L I N A 53 BRANCHES TOTAL $3.6 DEPOSITS TOTAL BILLION Washington DC Roanoke Lynchburg Charlottesville Blacksburg- Christiansburg Non MSA VIRGINIA NORTH CAROLINA 12 BRANCHES TOTAL Charlotte Greensboro Raleigh Durham Fayetteville Non MSA $0.5 DEPOSITS TOTAL BILLION September 30, 2024 YEAR END BRANCHES 2018 105 2019 101 2020 92 2021 69 2022 66 » » » » 2023 65 » 2024 65 » DOING MORE WITH LESS:

8 R E W A R D I N G R E L A T I O N S H I P S CMO 20% SBA 8% MBS 13% Nurturing Relationships and Rewarding Customers, Associates, and Shareholders Rewarding Relationships Regulators Customers Communities Associates Investors

CORPORATE & SOCIAL RESPONSIBILITY



The Facilities team engaged a local small business' herd of goats to transform a wooded area at the Bank's headquarters that had become overgrown. This economical and environmentally friendly move also had an 'agro-tainment' factor enjoyed by our Associates.


Green Parking
Playground with Fencing
Performance Space
Simulated Millstone Pad for Vendor Tents
Picnic Area
Existing Tractor Pull
Stabilized Turf
"LOVE" Sign
Picnic Area
Crosswalk
Creek Crossing
Riparian Improvements

To support a multi-year downtown revitalization project, Carter Bank donated two acres of land to the Town of Boones Mill, VA for the development of the Town's first community park. The overall design of the park is to place heavy emphasis on accessibility and environmental sustainability while using pervious parking materials and native plant landscaping.



The Bank partnered with the Montgomery County Chamber of Commerce to award complimentary chamber memberships to four minority-owned businesses. The investment is part of a continued effort to provide opportunity to underserved communities.

2,358
VOLUNTEER COMMUNITY SERVICE HOURS

56 NONPROFITS SUPPORTED
BY ASSOCIATES SERVING ON BOARDS & COMMITTEES

$165,419
CHARITABLE DONATIONS & SPONSORSHIPS TO NONPROFITS

65 FINANCIAL EDUCATION
CLASSES FACILITATED FOR 1,130 STUDENTS

Beginning January 1, 2024 through September 30, 2024.

9

• Investments in Human Capital & Technology Should Provide Operational Leverage Going Forward • Well Positioned in Virginia & North Carolina including Fast Growing Markets such as Charlottesville, Charlotte & Raleigh • Extraordinarily well-reserved with our other segment reserve for the largest lending relationship • Excluding the largest lending relationship, credit quality remains strong & underwriting remains conservative • Strong Liquidity & Capital Position • CET1 of 10.83% • ACL coverage of 2.25% • $1.5B of total available liquidity • 207.8% total available liquidity/ uninsured deposits Strong Conservative Financial Credit Performance Culture Attractive Executing Markets & Strategic Customers Objectives 10 I N V E S T M E N T H I G H L I G H T S ABS 10% SBA 8% As of September 30, 2024

STRATEGIC INITIATIVES

INVEST

We will invest in human capital strategies to enhance the associate experience.

We will continue to drive efficiency and process improvement across all levels of the organization, leveraging technology and automation.

We will make significant investments in the new brand strategy working on updating and enhancing the image and reputation of the Bank.

ENHANCE

We will continue to enhance the transformational work that has been done over the past five years.

We will focus on initiatives around enhancing technology, operations, customer experience, C&I, corporate & social responsibility, channel delivery, and product development.

We will strengthen change management systems and leverage the Board's ERM Committee.

EXPAND

We will continue strategies to deepen existing relationships and acquire new relationships in current markets.

We will focus on increasing market share in target growth markets.

We will focus on expanding through organic growth and opportunistic acquisition.

SUPERIOR FINANCIAL PERFORMANCE & OPERATIONAL EXCELLENCE

11

12 8.00% ACL/Total Portfolio Loans 2 NPL/Portfolio Loans 1 Net Chg-offs/ Portfolio Loans (YTD) 0.61% Delinquency/ Portfolio Loans S A F E T Y A N D S O U N D N E S S 2.25% 0.08% Asset Quality Earnings LiquidityCapital Return on Avg Assets (YTD)0.48% 5.99% NIM(FTE)(YTD) 2.59% Adj. Efficiency Ratio (YTD) 80.33% Highly Liquid Assets / Uninsured Deposits Highly Liquid Assets / Total Assets Total available liquidity / uninsured deposits 10.7% 207.8% Total Liquidity Sources 70.0% $1.5B Leverage Ratio Total Risk- based Capital Ratio Book Value 12.09% $16.77 Common Equity Tier 1 Ratio ("CET1") 9.53% 10.83% As of September 30, 2024 1 0.19% without the largest NPL relationship, see non-GAAP reconciliation 2 1.22% without the largest NPL relationship, see non-GAAP reconciliation Return on Avg Shareholders' Equity (YTD)

FINANCIAL HIGHLIGHTS S E C T I O N 0 2

BALANCE SHEET & INCOME STATEMENT

$ in thousands	3Q 2024	2Q 2024	QTD Q/Q Change %	3Q 2023	QTD Y/Y Change %
Operational Results					
Net Interest Income	$28,798	$28,092	2.5 %	$27,394	5.1 %
(Recovery) Provision for Credit Losses	(432)	491	(188.0)%	1,105	(139.1)%
Provision (Recovery) for Unfunded Commitments	191	(236)	(180.9)%	(130)	(246.9)%
Noninterest Income	5,422	5,533	(2.0)%	5,270	2.9 %
Noninterest Expense	27,433	27,446	— %	27,282	0.6 %
Income Tax Provision	1,399	1,121	24.8 %	780	79.4 %
Net Income	$5,629	$4,803	17.2 %	$3,627	55.2 %
Diluted Earnings Per Common Share	$0.24	$0.21	14.3 %	$0.16	50.0 %
Balance Sheet Condition					
Assets	$4,613,435	$4,532,509	1.8 %	$4,452,168	3.6 %
Portfolio Loans	3,595,861	3,549,521	1.3 %	3,410,940	5.4 %
Allowance for Credit Losses	(80,909)	(96,686)	(16.3)%	(94,474)	(14.4)%
Securities Available-for-Sale	742,635	746,325	(0.5)%	793,389	(6.4)%
Equity Securities	5,207	5,063	2.8 %	—	NM
Deposits	4,085,068	3,881,301	5.2 %	3,559,554	14.8 %
Borrowings	90,000	238,000	(62.2)%	514,135	(82.5)%
Shareholders' Equity	386,825	364,411	6.2 %	330,621	17.0 %

2.5%/5.1%
Net Interest Income up QoQ & YoY

17.2%/55.2%
Net Income up QoQ & YoY

1.3%/5.4%
Loan Growth QoQ & YoY

5.2%/14.8%
Deposits up QoQ & YoY

62.2%/82.5%
Borrowings down QoQ & YoY

6.2%/17.0%
Shareholders' Equity up QoQ & YoY

As of September 30, 2024

14

3Q 2024 2Q 2024 QTD Q/Q Change % 3Q 2023 QTD Y/Y Change % Shareholder Ratios Diluted Earnings Per Share (QTD) $0.24 $0.21 14.3% $0.16 50.0 % Financial Ratios Return on Avg Assets (QTD) 0.49% 0.43% 14.0% 0.33% 48.5 % Return on Avg Shareholders' Equity (QTD) 5.99% 5.40% 10.9% 4.19% 43.0 % Net Interest Margin (FTE)(QTD)1 2.59% 2.56% 1.2% 2.54% 2.0 % Adjusted Efficiency Ratio (QTD)1 80.65% 81.33% (0.8) % 79.55% 1.4 % Asset Quality Ratios NPL/Portfolio Loans 8.00% 8.46% (5.4) % 9.04% (11.5) % NPA/Total Assets plus OREO 8.04% 8.52% (5.6) % 9.14% (12.0) % ACL/Total Portfolio Loans 2.25% 2.72% (17.3) % 2.77% (18.8) % Net Chg-offs/Portfolio Loans (QTD annualized) 1.71% 0.04% 4,175.0% 0.09% 1,800.0% 15 F I N A N C I A L / S H A R E H O L D E R R A T I O S As of September 30, 2024 1 Non-GAAP Financial measure - see Non-GAAP reconciliation ◦ Diluted EPS up $0.03 / $0.08 QoQ & YoY ◦ ROA up 14.0% / 48.5% QoQ & YoY ◦ ROE up 10.9% / 43.0% QoQ & YoY ◦ NIM (FTE) up 1.2% / 2.0% QoQ & YoY ◦ NPL to total portfolio loans declined $13.2M QoQ and $21.0M YoY due to curtailment payments made by the Bank's largest NPL relationship HIGHLIGHTS

Efficiency Ratio 75.20% 73.51% 60.67% 72.54% 80.33% 2020 2021 2022 2023 YTD 3Q 2024 Net Income, in millions $(45,858) $31,590 $50,118 $23,384 $21,697 2020 2021 2022 2023 3Q 2024 16 F I N A N C I A L P E R F O R M A N C E T R E N D S ROA (1.12)% 0.76% 1.21% 0.53% 0.48% 2020 2021 2022 2023 YTD 3Q 2024 TCE 10.53% 9.86% 7.82% 7.78% 8.38% 2020 2021 2022 2023 3Q 2024 1 A loss of $57.7 million was recognized during the third quarter of 2020 related to a one-time charge resulting from goodwill impairment. This impairment charge reduced net income by $62.2 million, resulting in a net loss for the third quarter of 2020. Excluding the impairment charge of $62.2 million, net income would have been $16.3 million. 2 Net income for the nine months ended September 30, 2024 is YTD annualized. 3 Non-GAAP Financial Measure - see Non-GAAP reconciliation 3 * 2 $16,334 1

CAPITAL MANAGEMENT

Focus on maintaining a strong regulatory capital position in excess of regulatory thresholds.

Ensure capital levels are commensurate with the Company's risk profile and strategic plan objectives.

Since December of 2021, 3.8 million shares have been repurchased at a total cost of $59.8 million at an average cost per share of $15.95.

REGULATORY CAPITAL

10.83%	12.09%	9.53%
TIER 1	TOTAL	LEVERAGE

		Carter Bankshares September 30, 2024			
	Regulatory Well Capitalized	Actual	Excess ($) (In Thousands)	Excludes impact of Large NPL	Excess ($) Excludes impact of Large NPL (In Thousands)
Common Equity Tier 1 Ratio ("CET1")	6.50 %	10.83 %	$ 176,032	12.38 %	$ 230,525
Tier 1 Risk-based Ratio	8.00 %	10.83 %	115,087	12.38 %	171,712
Total Risk-based Capital Ratio	10.00 %	12.09 %	85,024	13.64 %	142,738
Leverage Ratio	5.00 %	9.53 %	209,158	10.51 %	254,407
Critically Undercapitalized Category	Tangible equity to total assets ≤2%				
Capital Conservation Buffer	≥2.5%; composed of CET1				

	Actual ($) 09/30/2024	Cumulative AOCI impact 09/30/2024	Other Segment Reserve impact 09/30/2024 [1]
Book Value per Common Share	$ 16.77	$ (2.31)	$ (1.28)
		$(3.59)	
Adjusted Book Value [2]	**$ 20.36**		

As of September 30, 2024

[1] During the second and third quarters of 2024, $3.1M of the other segment reserve release from the $21.0M curtailment payments resulted in a $0.11 per share increase in book value.

[2] Non-GAAP Financial measure - see Non-GAAP reconciliation

17

LIQUIDITY

$1.5B

TOTAL AVAILABLE LIQUIDITY

Continue to maintain a strong liquidity position:

- Ongoing FHLB collateral pledging[1]
- Maintain three unsecured lines of credit
- Maintain one secured line of credit
- Majority of bond portfolio is unpledged
- Available sources to leverage unpledged bonds
  - Federal Reserve Discount Window
  - Federal Home Loan Bank of Atlanta
  - Secured Federal Funds Lines

Strong coverage of uninsured deposits:

- Total available liquidity / uninsured deposits 207.8%

$ in thousands	September 30, 2024	December 31, 2023	YoY Change
Cash and Due From Banks, including Interest-bearing Deposits	$ 104,992	$ 54,529	$ 50,463
FHLB Borrowing Availability[1]	791,403	480,266	311,137
Unsecured Lines of Credit	30,000	50,000	(20,000)
Collateralized Lines of Credit	45,000	—	45,000
Unpledged Investment Securities	433,273	563,537	(130,264)
Excess Pledged Securities	65,931	61,774	4,157
Total Liquidity Sources	**$ 1,470,599**	**$ 1,210,106**	**$ 260,493**

As of September 30, 2024

[1] For the periods presented above, the Company maintained a secured FHLB Borrowing Facility with FHLB of Atlanta equal to 25% of the Bank's assets approximating $1.2 billion, with available borrowing capacity subject to the amount of eligible collateral pledged at any given time.

18

LOAN COMPOSITION

$ in thousands	For the Period Ending 09/30/24	06/30/24	09/30/23	Variance Quarter	Year
Commercial Real Estate	$ 1,857,997	$ 1,801,397	$ 1,688,947	$ 56,600	$ 169,050
Commercial and Industrial	241,474	240,611	264,329	863	(22,855)
Residential Mortgages	782,930	783,903	738,368	(973)	44,562
Other Consumer	29,813	31,284	36,487	(1,471)	(6,674)
Construction	399,502	394,926	377,576	4,576	21,926
Other[1]	284,145	297,400	305,233	(13,255)	(21,088)
Total Portfolio Loans[2]	**$ 3,595,861**	**$ 3,549,521**	**$ 3,410,940**	**$ 46,340**	**$ 184,921**



Total Portfolio Loan Growth
$2,947
2.15%
$2,812
(4.58)%
$3,149
11.98%
$3,506
11.34%
$3,596
10.21%
YE 2020
YE 2021
YE 2022
YE 2023
Q3 2024 3
Portfolio Loans
Growth

LOAN PORTFOLIO

- Total loans increased $184.9M, or 5.4% YoY due to solid loan growth, primarily in the commercial real estate, residential mortgages and construction segments.
- Year-to-date loan growth was muted by $80.0M in loan pay-offs of two large commercial real estate loans.



C&I
7%
Residential Mortgages
22%
Other Consumer
1%
Construction
11%
Other
8%
CRE
51%

[1] Other loans include unique risk attributes considered inconsistent with our current underwriting standards.
[2] Total Portfolio Loans is net of loans held-for-sale and Loan Portfolio Segments are sourced from Fed. Call Codes (RC-C).
[3] Loan growth for the quarter ended September 30, 2024 is annualized and $ in millions.

19

20 L O A N P O R T F O L I O R E P R I C I N G & I N D E X 3Q 2024 1 Floating Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at lease once each month. 2 Variable Rate Loans are defined as loans with contractual interest rate terms that allow the loan to reprice at least once during the life of the loan agreement, but not more frequently than once per quarter. $ in millions Loan Portfolio by Rate Type Fixed $1,243 35% Floating $949 26% Variable $1,405 39% Loan Portfolio by Rate Index Type Fixed $1,243 35% Sofr $520 14% Prime $438 12% Treasury $1,396 39% 2 1 $3.60B $3.60B

21 For the Periods Ending Change % of Gross Loans % of RBC $ in thousands 09/30/24 12/31/23 1. Hospitality, Agriculture & Energy $ 280,905 $ 301,913 $ (21,008) 7.81% 57.17% 2. Multifamily 58,935 15,000 43,935 1.64% 12.00% 3. Health Care Facility / Long-Term Care 53,087 53,683 (596) 1.48% 10.81% 4. Retail & Office 52,666 53,576 (910) 1.46% 10.72% 5. Warehouse 50,069 51,185 (1,116) 1.39% 10.19% 6. Long-Term Care 46,199 21,803 24,396 1.29% 9.40% 7. Health Care Facility 44,779 — 44,779 1.25% 9.11% 8. Retail 44,683 45,187 (504) 1.24% 9.09% 9. Hospitality 43,268 44,297 (1,029) 1.20% 8.81% 10. Warehouse 42,582 20,082 22,500 1.18% 8.67% Top Ten (10) Relationships $ 717,173 $ 606,726 $ 110,447 19.94% 145.97% Total Gross Loans $ 3,596,251 $ 3,505,910 $ 90,341 % of Total Gross Loans 19.94% 17.31% 2.63% Concentration (25% of RBC) $ 122,832 $ 121,231 T O P T E N ( 1 0 ) R E L A T I O N S H I P S ( T O T A L C O M M I T M E N T ) As of September 30, 2024

BOND PORTFOLIO

$ in thousands	9/30/2024 Amortized Cost	9/30/2024 Net Unrealized (Losses)/ Gains	9/30/2024 Fair Value	12/31/2023 Amortized Cost	12/31/2023 Net Unrealized (Losses)/ Gains	12/31/2023 Fair Value
U.S. Government Agency Securities	27,986	(511)	27,475	44,185	(358)	43,827
Residential Mortgage-Backed Securities	107,515	(8,706)	98,809	110,726	(11,576)	99,150
Commercial Mortgage-Backed Securities	23,524	(483)	23,041	31,578	(415)	31,163
Other Commercial Mortgage-Backed Securities	24,097	(1,830)	22,267	24,522	(2,666)	21,856
Asset Backed Securities	128,726	(7,580)	121,146	150,832	(10,826)	140,006
Collateralized Mortgage Obligations	165,377	(8,959)	156,418	174,396	(12,863)	161,533
States and Political Subdivisions	262,960	(31,788)	231,172	263,557	(41,449)	222,108
Corporate Notes	70,750	(8,443)	62,307	70,750	(11,390)	59,360
Total Debt Securities	**810,935**	**$ (68,300)**	**$ 742,635**	**870,546**	**$ (91,543)**	**$ 779,003**

BOND OVERVIEW

- The bond portfolio is 100% available-for-sale.
- Our portfolio consists of 46.9% of securities issued by United States government sponsored entities and carry an implicit government guarantee.
- States and political subdivisions comprise 31.1% of the portfolio and are largely general obligation or essential purpose revenue bonds, which have performed very well historically over all business cycles, and are rated AA and AAA.
- At September 30, 2024, the Company held 56.3% fixed rate and 43.7% floating rate securities.
- The material improvement in unrealized losses was largely due to bond maturities, amortizations and lower intermediate-term interest rates.
- Securities comprise 16.1% of total assets at September 30, 2024.
- Shorter maturity profile with an average life of 5.5 years; less interest rate risk with an effective duration of 4.1; and higher than peer book yield of 3.52%.



Muni 31%
CMO 21%
SBA 6%
ABS 7%
CMBS 12%
Corporates 8%
MBS 14%
1% Agencies & Treasuries

As of September 30, 2024

22

23 D E P O S I T C O M P O S I T I O N Total Deposits Composition $3,685 $3,698 $3,633 $3,722 $4,085 709 748 706 685 629 2,976 2,950 2,927 3,037 3,456 Noninterest-bearing Deposits Interest-bearing Deposits YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 DEPOSIT STATISTICS • Total deposits increased $525.5M YoY • Diversified and granular deposit base, approximately 78.5% Retail Customers • Approximately 82.7% of Deposits, including Collateralized Muni deposits are FDIC Insured • Partnership with IntraFi for available coverage over $250K FDIC insured limit DDA - Int. Free 16% DDA - Int.- Bearing 16% Money Market 12% Savings 9% CDs 47% 1 Period end balances at September 30, 2024, $ in millions 1 For the Period Ending Variance $ in thousands 09/30/24 06/30/24 09/30/23 Quarter Year Lifetime Free Checking $ 628,901 $ 653,296 $ 664,819 $ (24,395) $ (35,918) Interest-Bearing Demand 649,005 565,465 469,904 83,540 179,101 Money Market 504,206 500,475 426,172 3,731 78,034 Savings 372,881 399,833 487,105 (26,952) (114,224) Certificates of Deposits 1,930,075 1,762,232 1,511,554 167,843 418,521 Total Deposits $ 4,085,068 $ 3,881,301 $ 3,559,554 $ 203,767 $ 525,514

24 D E P O S I T S Goal is to enhance and diversify funding sources with a focus on lower cost/core relationships (both retail and commercial): • Deposits currently stand at $4.1B • CD Portfolio ($1.9B) is relatively short with 93.0% of the retail portfolio scheduled to mature within 12 months and 97.0% of the retail portfolio scheduled to mature within 24 months, allowing for opportunities to lower deposit costs quickly when short term rates begin to ease • Multiple strategies are in place to grow all non maturity deposit accounts with a focus on lower cost of funds • Established product road map and working to expand deposit offerings for retail and commercial customers CDs DDA - Int. Free DDA - Int. Bearing Money Markets Savings Past Present Future 56% 47% 30% 15% 12% 3% 10% Deposit Mix - 12/31/17 Deposit Mix - 9/30/24 Deposit Mix - Target 20% 9% 20% 7% 16% 25% 14% 16% As of September 30, 2024

ASSET QUALITY S E C T I O N 0 3

26 A S S E T Q U A L I T Y Nonperforming Loans / Total Portfolio Loans $2,947 $2,812 $3,149 $3,506 $3,596 32 7 7 310 288 2,915 2,805 3,142 3,196 3,308 1.09% 0.26% 0.21% 8.83% 8.00% Nonperforming Loans Performing Loans Nonperforming Loans/ Total Portfolio Loans YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 Delinquency / Portfolio Loans 6 2 5 6 3 2,947 2,812 3,149 3,506 3,596 0.21% 0.06% 0.15% 0.17% 0.08% Delinquency Portfolio Loans Delinquency / Portfolio Loans YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 As of September 30, 2024, $ in millions 1 The Company placed commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has a current principal balance of $280.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. $281 $1, $5, $1 Q3 20241 Nonperforming Loan Breakdown $288 $1 Q3 20241 Nonperforming Assets 1 1 YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 NPL CRE $ 22 $ 3 $ 2 $ 1 $ 1 C&I 1 1 — — 1 Res. Mtg. 5 1 1 4 5 Other Consumer 4 2 4 — — Construction — — — 3 — Other — — — 302 281 Total NPL $ 32 $ 7 $ 7 $ 310 $ 288 YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 NPA NPLs $ 32 $ 7 $ 7 $ 310 $ 288 OREO 16 11 8 2 1 Total NPA $ 48 $ 18 $ 15 $ 312 $ 289 1 1 1 11

27 D E L I N Q U E N C Y T R E N D S Past Due Loans / Total Portfolio Loans 0.19% 0.05% 0.08% 0.16% 0.07% 0.03% 0.01% 0.07% 0.01% 0.01% —% —% —% —% —% 0.22% 0.06% 0.15% 0.17% 0.08% $6,404 $1,670 $4,837 $6,032 $2,778 30-59 Days PD 60-89 Days PD 90+ Days PD and still accruing Total PD Loans Total PD Amt YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 0.00% 0.06% 0.12% 0.18% 0.24% $— $3,000 $6,000 $9,000 $12,000 As of September 30, 2024, $ in thousands

28 D E L I N Q U E N C Y T R E N D S 1 Represents the Bank’s largest lending relationship with a current principal balance of $280.9 million placed on nonaccrual status during the second quarter of 2023. Note: Other Real Estate Owned was $1.5M as of Q3 2024. Note: Peers include BHB, AROW, BHB, CCBG, CCNE, CFFI, CHCO, CTBI, FBMS, FCBC, FRST, GSBC, HTBI, MPB, MVBF, ORRF, PFIS, RBCA.A, SHBI, SMBK, SYBT, UVSP WASH. Delinquency Trends $2,778 0.08% $287,710 8.00% $3,305,373 91.92% 30-89 Days Past Due NPL Current September 30, 2024 #s in thousands Current 30-89 Days Past Due NPL Total Portfolio Loans Commercial Real Estate $ 1,856,591 $ 428 $ 978 $ 1,857,997 Commercial and Industrial 240,380 — 1,094 241,474 Residential Mortgages 777,569 879 4,482 782,930 Other Consumer 29,524 269 20 29,813 Construction 398,069 1,202 231 399,502 Other1 3,240 — 280,905 284,145 Total $ 3,305,373 $ 2,778 $ 287,710 $ 3,595,861 ◦ The $280.9M commercial loans placed in "other" which comprises the largest lending relationship represents 97.6% of the total nonperforming loans ◦ Excluding the largest lending relationship, the Q3 2024 NPL & delinquency ratios are significantly better than peers (0.19% vs 0.58%) and (0.08% vs 0.31%) COMMENTARY:

NONPERFORMING RELATIONSHIPS

$ in thousands	Nonaccrual Balance 09/30/24	Nonaccrual Balance 12/31/23	Change	Comments
1. Other [1]	$ 280,905	$ 301,913	$ (21,008)	Other
2. Residential Construction	2,106	2,090	16	Residential Construction
3. Commercial & Industrial	1,037	—	1,037	Purchase Business Equipment
4. CRE	434	689	(255)	Commercial Property
5. Residential	393	—	393	Residential Mortgage Loan
6. Residential	—	825	(825)	Residential Mortgage Loan
7. Residential	—	1,142	(1,142)	Residential Mortgage Loan
8. Construction	—	808	(808)	Residential Lot Developer
Subtotal: Top Nonaccrual Loans	**284,875**	**307,467**	**(22,592)**	
Total Nonaccrual Loans	287,710	309,535	(21,825)	
Top Nonaccrual Loans / Total Nonaccrual Loans	99.01%	99.33%	(0.32)%	
Total Portfolio Loans	3,595,861	3,505,910	89,951	
Total Nonaccrual Loans / Total Portfolio Loans	8.00%	8.83%	(0.83)%	
Total Nonaccrual Loans excluding "Other [1]" / Total Portfolio Loans	0.19%	0.22%	(0.03)%	

As of September 30, 2024

[1] The Company placed commercial loans in the Other segment of the Company's loan portfolio, relating to the Bank's largest lending relationship which has a current principal balance of $280.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023.

29

Portfolio Credit Quality Trend $2,947 $2,812 $3,149 $3,506 $3,596 2,523 2,616 2,992 3,192 3,300 238 186 142 310 296 186 85.6% 93.0% 95.0% 91.1% 91.8% Pass Substandard Special Mention % of Pass to Total YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 30 L O A N P O R T F O L I O - R I S K R A T I N G S Non-Pass Credit Quality Trend $424 $196 $157 $314 $296 238 186 142 310 296 186 10 15 4 — 97.5% 95.0% Substandard Special Mention % "Other " to Substandard YE 2020 YE 2021 YE 2022 YE 2023 3Q 2024 $0 $120 $240 $360 $480 As of September 30, 2024, $ in millions 1 The Company placed $301.9 million of commercial loans in the Other segment of the Company’s loan portfolio, relating to the Bank’s largest lending relationship which has a current principal balance of $280.9 million, on nonaccrual status due to loan maturities and failure to pay in full during the second quarter of 2023. 1 10 15 4 1 1 1 1

ACL, NET CHARGE-OFFS & PROVISION EXPENSE



ACL Composition & ACL Coverage Ratio
$54,074
15,250
1.83%
38,824
$95,939 1
965
3.41%
94,974
$93,852
669
2.98%
93,183
$97,052
54,314 4
2.77%
42,738
$80,909
37,341
2.25%
43,568
YE 2020
YE 2021
YE 2022
YE 2023
Q3 2024
General Reserves
Individually Evaluated Loan Reserves
ACL to Total Portfolio Loans



Net Charge-offs & Provision Expense
$2,694
$18,006
0.09%
$23,127 2
0.79%
$3,350
$4,506
0.15%
$2,419
$2,300
$5,500
0.07%
$15,345 3
1.71%
$(432)
YE 2020
YE 2021
YE 2022
YE 2023
Q3 2024
Net Charge-offs
Provision Expense
Net Charge-offs (annualized)/ Average Loans

As of September 30, 2024, $ in thousands

[1] Included in 2021 is the $61.6 million Day 1 adjustment related to the adoption ASU No. 2016-13, "Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments".
[2] YTD Net charge-offs for 2021 consist of $9.2 million for nine sold loans that were a part of two relationships in 3Q21 and $6.3 million and $1.9 million in 2Q21 for the resolution of our two largest nonperforming credits, which were previously reserved.
[3] YTD Net charge-offs for Q3 2024 consist of a $15.0 million principal charge-off related to the Other segment of the loan portfolio.
[4] The individually evaluated loans increased $53.6 million during the second quarter of 2023 due to our largest lending relationship, that was previously reserved in general reserves within the Other segment, moved to nonperforming status and is currently individually evaluated.

31

DEPOSIT MIX S E C T I O N 0 4

Total Deposit Composition $3,685 $3,698 $3,633 $3,722 $4,085 2,976 2,950 2,927 3,037 3,456 709 748 706 685 629 Interest-bearing deposits Noninterest-bearing deposits YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 $0 $600 $1,200 $1,800 $2,400 $3,000 $3,600 $4,200 $4,800 33 D E P O S I T S 1 Period end balances, at September 30, 2024, $ in millions 2 Collateralized Muni deposits are FDIC insured up to $250,000. All balances in excess of $250,000 are fully collateralized with eligible securities 1 Insured/Uninsured Deposits $707.5 17% $186.0 $3,191.5 78% Uninsured Deposits Collateralized Muni Insured Deposits 2 • Well-diversified deposit base of 213,041 customers – average commercial deposit account balance is $47.1K – average retail deposit account balance is $15.4K • Deposit mix of 78.5% Consumer / 21.5% Business • At September 30, 2024, the Bank had no deposit relationships greater than, or equal to, 2.5% of total deposits. • Partnership with IntraFi for available coverage over $250K FDIC insured limit. 5%

Net Interest Income & NIM 0.94% 0.57% 0.50% 1.73% 2.49% 3.74% 3.41% 4.01% 4.60% 5.08% 2.80% 2.84% 3.51% 2.87% 2.59% Total Cost of Funds Yield on Interest-earning Assets Net Interest Margin YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 Avg. Earning Assets & Yield $3,834 $3,972 $4,024 $4,294 $4,447 3.74% 3.41% 4.01% 4.60% 5.08% Avg. Earning Assets Yield on Earning Assets YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 34 N E T I N T E R E S T I N C O M E Avg. Interest-Bearing Liabilities & Costs $2,969 $2,974 $3,044 $3,321 $3,510 1.21% 0.76% 0.67% 2.23% 3.15% Avg. Interest-Bearing Liabilities Cost YE 2020 YE 2021 YE 2022 YE 2023 Q3 2024 1 2 Average balances, as of September 30, 2024, $ in millions 1 Cost of Funds incorporates the free funds contribution with the rate on total interest-bearing liabilities to illustrate the impact of noninterest-bearing liabilities on the overall cost of funds. 2 Computed on a fully taxable equivalent basis (FTE) using 21% federal income tax statutory rate for 2020 through 2024. 2 2

COMMERCIAL LOANS S E C T I O N 0 5

36 C R E S E G M E N T O V E R V I E W As of September 30, 2024, $ in millions 1 Other CRE & Other Commercial Segments include, but are not limited to, Special / Limited Use, Church, Mobile Home Park, Gas Station, Self-Storage Facilities & Auto Shops 2 Includes restaurant loans of $35.4 million By Collateral Type Total CRE: $2,520.2 2 1 Total CRE, excluding "Other": $2,285.1 2 2 1 1

HOSPITALITY METRICS

- Total portfolio balance $354.7M
- Geographic diversification (see map)
- Mean loan size in portfolio $6.0M[1]
- Median of loans in portfolio $4.1M[1]
- The largest loan in portfolio $51.6M[1]
- 11.96% are under construction[1]
- Top 10 borrowers make up 45.35% of the total hospitality commitment[1]
- No delinquent loans in the hospitality portfolio[1]
- 12.82% are in nonaccrual status
- There are 12.82%* loans in the hospitality portfolio that are adversely classified or NPL[1]
- 92.69% of hospitality portfolio is funded[1]

AVERAGE		
4.83	52.2%	$92K
RISK RATING	LTV	DEBT/KEY


VIRGINIA
Roanoke
Winston-Salem
Raleigh
NORTH CAROLINA
Charlotte
Wilmington
SOUTH CAROLINA
Charleston
Savannah
Augusta
Athens
Macon
Knoxville
Newport News
Hampton
Virginia Beach
Norfolk
Greenville
Goldsboro
New Bern
Jacksonville
Alexandria
Baltimore
Annapolis
DELAWARE
MARYLAND
WEST VIRGINIA
Charleston
Huntington
Parkersburg
Morgantown
Harrisonburg
FLORIDA
Orlando
Tampa
Lakeland
Clearwater
St Petersburg
Sarasota
Port Charlotte
Cape Coral
Fort Pierce
Port St Lucie
West Palm Beach
Fort Lauderdale
Hialeah
Miami
Ocala
Titusville

As of September 30, 2024
*Relates to the Company's largest lending relationship.
[1] Commitment Level

37

38 H O S P I T A L I T Y M E T R I C S As of September 30, 2024, $ in thousands Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment Hilton $116,498 32.9% $138,636 61.3% $8,321 $113 IHG 90,879 25.6 101,309 55.5 5,346 93 Upscale Independent/Boutique 61,547 17.4 61,547 29.1 20,516 83 Wyndham 23,572 6.6 23,572 57.9 2,357 40 Marriott 20,737 5.8 35,437 48.2 4,147 79 Independent 15,192 4.3 15,250 51.4 2,532 150 Radisson 10,780 3.0 10,780 51.3 2,695 37 Best Western 7,796 2.2 7,796 37.0 1,949 18 Choice 7,682 2.2 7,682 49.3 1,921 30 Hospitality Totals $354,683 100.0% $402,009 52.2% $5,532 $92 Category Hospitality Portfolio Balance Percentage of Total Balance Hospitality Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Key - Total Commitment North Carolina $179,699 50.7% $215,977 55.9% $4,729 $93 South Carolina 65,362 18.4 76,352 61.0 6,536 104 West Virginia 55,817 15.7 55,817 24.4 18,606 69 Virginia 43,275 12.2 43,333 53.2 3,091 104 Georgia 10,530 3.0 10,530 55.6 5,265 61 Hospitality Totals $354,683 100.0% $402,009 52.2% $7,645 $92

MULTIFAMILY METRICS

- Total portfolio balance $391.5M
- Geographic diversification (see map)
- Mean loan size in portfolio $3.6M[1]
- Median of loans in portfolio $252K[1]
- The largest loan in portfolio $35.5M[1]
- 50.17% are under construction[1]
- Top 10 borrowers make up 53.56% of the total multifamily commitment[1]
- There are no loans in the portfolio that are delinquent[1]
- There are no loans in the portfolio that are considered NPL[1]
- 1.59% of the portfolio is considered adversely classified[1]
- 88.49% of portfolio is funded[1]

AVERAGE

4.78	52.9%	$107K
RISK RATING	LTV	DEBT/DOOR


VIRGINIA
Huntington
Charleston
Harrisonburg
Alexandria
Richmond
Newport News
Hampton
Virginia Beach
Norfolk
Winston-Salem
Goldsboro
Jacksonville
Athens
Augusta
SOUTH

As of September 30, 2024
[1]Commitment Level

39

40 M U L T I F A M I L Y M E T R I C S As of September 30, 2024, $ in thousands (1) The Other category consists of multifamily properties for which we do not have the data. Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily $311,243 79.5% $464,015 52.3% $3,990 $117 Student 71,251 18.2 71,251 62.5 7,728 50 Other(1) — — 50 — — — Participations in Affordable Housing 9,018 2.3 10,810 19.3 173 13 Multifamily Totals $391,512 100.0% $546,126 52.9% $2,973 $107 Category Multifamily Portfolio Balance Percentage of Total Balance Multifamily Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Door - Total Commitment Multifamily North Carolina $159,153 40.7% $289,721 51.3% $2,449 $127 South Carolina 42,079 10.7 46,183 52.1 1,753 119 Virginia 119,029 30.4 138,971 51.7 2,768 89 Student Housing Virginia 49,711 12.7 49,711 60.5 5,523 56 South Carolina 19,679 5.0 19,679 68.6 19,679 40 North Carolina 1,861 0.5 1,861 51.7 1,861 8 Multifamily Totals $391,512 100.0% $546,126 52.9% $5,672 $107

RETAIL METRICS

- Total portfolio balance $435.6M[**]
- Geographic diversification (see map)
- Mean loan size in portfolio $2.8M[1]
- Median of loans in portfolio $1.1M[1]
- The largest loan in portfolio $28M[1]
- 14.20% are under construction[1]
- Top 10 borrowers make up 36.48% of the total retail commitment[1]
- 0.03% of the portfolio[1] is considered delinquent
- 0.08% of this portfolio are considered adversely classified[1]
- 0.08% are in NPL status[1]
- 95.88% of retail portfolio is funded[1]

AVERAGE		
4.27	55.9%	$131
RISK RATING	LTV	DEBT/SQ FT


INDIANA
Cincinnati
Morgantown
MARYLAND
Baltimore
Athens
Parkersburg
WEST VIRGINIA
DISTRICT OF COLUMBIA
Annapolis
Dover
Alexandria
Huntington
Charleston
Harrisonburg
Louisville
Frankfort
KENTUCKY
VIRGINIA
Richmond
Newport News
Hampton
Norfolk
Cookeville
Winston-Salem
High Point
NORTH CAROLINA
Knoxville
Asheville
Chattanooga
Fayetteville
New Bern
Jacksonville
Wilmington
Athens
Columbia
SOUTH CAROLINA
Augusta
North Charleston
Charleston
Macon
Columbus

As of September 30, 2024
[**] Excludes restaurant loans of $35.4 million
[1] Commitment Level

41

42 R E T A I L M E T R I C S As of September 30, 2024, $ in thousands (1) Excludes restaurant loans of $36.1 million (2) A Power Center is a large outdoor shopping mall that usually includes three or more "Big Box" stores. Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Anchored Strip Centers $239,681 55.0% $245,197 59.1% $4,993 $119 Unanchored Strip Centers 89,429 20.5 103,569 49.2 1,626 168 Outparcels/Single Tenant 75,926 17.4 78,800 52.6 1,406 135 Power Centers 28,081 6.5 28,638 62.8 9,360 104 Big Box 2,446 0.6 2,446 45.6 815 43 Retail Totals $435,563 100.0% $458,650 55.9% $3,640 $131 Category Retail Portfolio Balance Percentage of Total Balance Retail Commitment Balance Weighted Avg. Commitment LTV Avg. GL Balance Size North Carolina $264,236 60.7% $284,761 52.6% $3,003 Virginia 88,481 20.3 88,835 63.9 1,770 Georgia 36,527 8.4 36,527 63.8 4,566 South Carolina 21,967 5.0 24,175 48.5 1,690 Ohio 10,576 2.4 10,576 58.4 10,576 Florida 9,842 2.3 9,842 76.3 9,842 Maryland 3,552 0.8 3,552 32.3 3,552 West Virginia 382 0.1 382 46.3 382 Retail Totals $435,563 100.0% $458,650 55.9% $4,423

OFFICE METRICS

- Total portfolio balance $221.6M
- Geographic diversification (see map)
- Mean loan size in portfolio $1.84M[1]
- Median of loans in portfolio $373K[1]
- The largest loan in portfolio $23M[1]
- 2.39% are under construction[1]
- Top 10 borrowers make up 57.75% of the total office commitment[1]
- 0.19% of this segment is delinquent[1]
- 0.40% of loans are primarily rated special mention[1]
- 0.40% are in NPL status[1]
- 96.27% of office portfolio is funded[1]

AVERAGE

4.30	$112
RISK RATING	DEBT/SQ FT



Ottawa
MAINE
VERMONT
NEW HAMPSHIRE
MICHIGAN
Toronto
NEW YORK
Milwaukee
MASS.
Boston
Detroit
Chicago
R.I.
PENNSYLVANIA
New York
Pittsburgh
Indianapolis
Columbus
Harrisburg
Trenton
NEW JERSEY
INDIANA
MARYLAND
Cincinnati
WEST VIRGINIA
Dover
DELAWARE
Frankfort
Louisville
Lexington
Charleston
KENTUCKY
Virginia Beach
Nashville
TENNESSEE
Knoxville
Chattanooga
Huntsville
Wilmington
Athens
Atlanta
Augusta
ALABAMA
Columbus
Savannah
GEORGIA
Tallahassee
Jacksonville

As of September 30, 2024
[1]Commitment Level

43

44 O F F I C E M E T R I C S As of September 30, 2024, $ in thousands Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment General Office Space $187,817 84.8% $205,899 $ 2,041 $117 Medical Offices 25,319 11.4 26,479 1,582 83 Veterinary Offices 7,507 3.4 13,538 375 102 Law Offices 969 0.4 969 162 63 Office Totals $221,612 100.0% $246,885 $ 1,040 $112 Category Office Portfolio Balance Percentage of Total Balance Office Commitment Balance Avg. GL Balance Size Avg. of Debt per Square Ft- Total Commitment Virginia $102,284 46.2% $104,836 $1,967 $100 North Carolina 63,639 28.7 81,299 1,224 117 South Carolina 31,325 14.1 35,996 7,831 135 Maryland 6,698 3.0 6,698 6,699 123 Georgia 4,638 2.1 5,028 1,159 172 Tennessee 3,068 1.4 3,068 1,534 55 West Virginia 2,441 1.1 2,441 814 70 Ohio 1,938 0.9 1,938 969 107 Michigan 1,659 0.7 1,659 415 125 Conneticut 1,355 0.6 1,355 452 93 Vermont 935 0.4 935 468 166 Illinois 529 0.3 529 529 132 Maine 375 0.2 375 375 157 Indiana 292 0.1 292 292 46 Kentucky 235 0.1 235 235 75 Florida 201 0.1 201 201 77 Office Totals $221,612 100.0% $246,885 $1,573 $112

NON-GAAP RECONCILIATION S E C T I O N 0 6

46 N O N - G A A P S T A T E M E N T Statements in this exhibit include non-GAAP financial measures and should be read along with the accompanying tables in our definitions and reconciliations of GAAP to non-GAAP financial measures. Management uses, and this exhibit references, the efficiency ratio, the adjusted book value, net interest income and net interest margin, each on a fully taxable equivalent, or FTE, basis, which are non-GAAP financial measures. Management believes the efficiency ratio, adjusted book value, net interest income and net interest margin on an FTE basis provide information useful to investors in understanding our underlying business, operational performance and performance trends as they facilitate comparisons with the performance of other companies in the financial services industry. Although management believes that these non-GAAP financial measures enhance investors’ understanding of our business and performance, these non-GAAP financial measures should not be considered alternatives to GAAP or considered to be more important than financial results determined in accordance with GAAP, nor are they necessarily comparable with non-GAAP measures which may be presented by other companies.

NON-GAAP RECONCILIATION

Net interest income (FTE) (non-GAAP) and total Interest and dividend income (FTE) (non-GAAP) , which are used in computing net interest margin (FTE) (non-GAAP), and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components.

Net Interest Income (FTE) (Non-GAAP)	**Quarter-to-Date**		
(Dollars in Thousands)	**3Q 2024**	**2Q 2024**	**3Q 2023**
Interest Income (FTE)(Non-GAAP)			
Interest and Dividend Income (GAAP)	$ 56,595	$ 54,583	$ 48,886
Tax Equivalent Adjustment [3]	190	197	247
Interest and Dividend Income (FTE) (Non-GAAP)	56,785	54,780	49,133
Average Earning Assets	4,447,455	4,437,077	4,320,390
Yield on Interest-earning Assets (GAAP)	**5.06%**	**4.95%**	**4.49%**
Yield on Interest-earning Assets (FTE) (Non-GAAP)	**5.08%**	**4.97%**	**4.51%**
Net Interest Income (GAAP)	$ 28,798	$ 28,092	$ 27,394
Tax Equivalent Adjustment [3]	190	197	247
Net Interest Income (FTE) (Non-GAAP)	**28,988**	**28,289**	**27,641**
Average Earning Assets	4,447,455	4,437,077	4,320,390
Net Interest Margin (GAAP)	**2.58%**	**2.55%**	**2.52%**
Net Interest Margin (FTE) (Non-GAAP)	**2.59%**	**2.56%**	**2.54%**

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2024 and 2023 periods.

47

NON-GAAP RECONCILIATION

Net interest income (FTE) (non-GAAP) and total Interest and dividend income (FTE) (non-GAAP) , which are used in computing net interest margin (FTE) (non-GAAP) , and adjusted efficiency ratio (non-GAAP), respectively, provide valuable additional insight into the net interest margin and the efficiency ratio by adjusting for differences in tax treatment of interest income sources. The entire FTE adjustment is attributable to interest income on earning assets, which is used in computing yield on earning assets. Interest expense and the related cost of interest-bearing liabilities and cost of funds ratios are not affected by the FTE components. The adjusted efficiency ratio (non-GAAP) excludes losses on sales and write-downs of branch premises, net, gains on sales and write-downs of OREO, net, non-recurring one-time operating expenses, contingent liability, the (gains) losses on sales of securities, net, equity security unrealized fair value gains, and OREO income. This measure is similar to the measure utilized by the Company when analyzing corporate performance and is also similar to the measure utilized for incentive compensation. The Company believes this adjusted measure provides investors with important information about the combined economic results of the Company's operations.

Adjusted Efficiency Ratio (Non-GAAP)	Quarter-to-Date		
(Dollars in Thousands)	3Q 2024	2Q 2024	3Q 2023
Noninterest Expense	$ 27,433	$ 27,446	$ 27,282
Less: Losses on Sales and Write-downs of Branch Premises, net	(9)	(44)	(18)
Less: Gains on Sales and Write-downs of OREO, net	502	8	(904)
Less: Non-recurring one-time Operating Expense	—	—	(193)
Less: Contingent Liability	(303)	—	—
Adjusted Noninterest Expense (Non-GAAP)	$ 27,623	$ 27,410	$ 26,167
Net Interest Income	$ 28,798	$ 28,092	$ 27,394
Plus: Taxable Equivalent Adjustment[3]	190	197	247
Net Interest Income (FTE) (Non-GAAP)	$ 28,988	$ 28,289	$ 27,641
Less: (Gains) Losses on Sales of Securities, net	—	(36)	1
Less: Equity Security Unrealized Fair Value Gain	(144)	(63)	—
Less: OREO Income	(16)	(20)	(20)
Noninterest Income	5,422	5,533	5,270
Net Interest Income (FTE) (Non-GAAP) plus Noninterest Income	$ 34,250	$ 33,703	$ 32,892
Efficiency Ratio (GAAP)	80.17%	81.62%	83.52%
Adjusted Efficiency Ratio (Non-GAAP)	80.65%	81.33%	79.55%

[3] Computed on a fully taxable equivalent basis ("FTE") using a 21% federal income tax rate for the 2024 and 2023 periods.

48

49 N O N - G A A P R E C O N C I L I A T I O N Adjusted Book Value (Non-GAAP) Quarter-to-Date Q3 2024 (Dollars in Thousands) Adjusted Book Value (Non-GAAP) Total Shareholders' Equity 0 0$ 386,825 Add: AOCI 53,305 Add: Other Segment Reserve Release, net of tax 29,137 Total Shareholders' Equity, excluding AOCI and segment reserve release (Non-GAAP) $ 469,267 Common Shares Outstanding at End of Period 23,072,014 Book Value (GAAP) $ 16.77 Adjusted Book Value (Non-GAAP) $ 20.36 The adjusted book value ratio excludes accumulated other comprehensive loss and adds back the other segment reserve release, net of tax. The Company believes this adjusted measure enables investors to assess the Company's capital levels and capital adequacy without the effects of changes in accumulated other comprehensive income ("AOCI") and the other segment reserve, some of which are uncertain and difficult to predict, or assuming that the Company realized all the previously unrealized losses on available-for-sale securities at the end of the period or the hypothetical release of the other segment reserve.

NON-GAAP RECONCILIATION

Adjusted Nonperforming Loans ("NPL") to Total Portfolio Loans (Non-GAAP)		Quarter-to-Date Q3 2024
(Dollars in Thousands)		
Adjusted NPLs (Non-GAAP)		
Total NPL	$	287,710
Less: Bank's Largest Lending Relationship		280,905
Total NPL, excluding Bank's Largest Lending Relationship (Non-GAAP)	**$**	**6,805**
Total Portfolio Loans	$	3,595,861
NPL to Total Portfolio Loans (GAAP)		**8.00%**
Adjusted NPL to Total Portfolio Loans (Non-GAAP)		**0.19%**

Adjusted Allowance for Credit Losses ("ACL") to Total Portfolio Loans (Non-GAAP)		Quarter-to-Date Q3 2024
(Dollars in Thousands)		
Adjusted ACL (Non-GAAP)		
Total ACL	$	80,909
Less: Bank's Largest Lending Relationship Reserve		36,883
Total ACL, excluding Bank's Largest Lending Relationship Reserve (Non-GAAP)	**$**	**44,026**
Total Portfolio Loans	$	3,595,861
ACL to Total Portfolio Loans (GAAP)		**2.25%**
Adjusted ACL to Total Portfolio Loans (Non-GAAP)		**1.22%**

50